Alliance Global Dollar
Government Fund, Inc.

Annual Report
August 31, 1995

Alliance
Mutual Funds without the Mystery



Letter To Shareholders             Alliance Global Dollar Government Fund, Inc.
_______________________________________________________________________________

October 9, 1995

Dear Shareholder:

The U.S. bond market staged an impressive, broad-based rally in the first nine months of 1995. The rally was sparked, in large part, by a slowing U.S. economy, moderating inflationary pressures and a shift in Federal Reserve monetary policy. Outside the U.S., emerging market and other foreign debt prices also rose sharply in response to positive developments in Mexico and Argentina.

INVESTMENT RESULTS
The following table compares Alliance Global Dollar Government Fund's total returns over the twelve- and six-month periods ended August 31, 1995, with that of the overall Brady bond market, represented by the J.P. Morgan (JPM) Emerging Markets Bond Index. The Fund benefited from the recent bond market gains, though twelve-month performance was restrained by the difficult market conditions that existed in 1994 and early 1995. Over the past six months, however, Fund performance significantly improved.


                               Twelve Months     Six Months
                                  Through August 31, 1995
                               ----------------------------
    Alliance Global Dollar Government Fund
      Class A                      -1.48%        +25.16%
      Class B                      -2.40%        +24.56%
      Class C                      -2.36%        +24.58%
    JPM Emerging
      Markets Bond Index           +3.52%        +22.27%


The Fund's total returns are based on the net asset values of each class of shares as of August 31; additional investment results and a complete description of the Fund's benchmark, which is unmanaged, appear on pages 3 and 4.

THE U.S. ECONOMIC ENVIRONMENT
The U.S. economy experienced a slowdown in the first six months of 1995. In the second quarter, Gross Domestic Product growth fell to 1.3%, reflecting declines in industrial production and lower final sales growth. More recent data, however, point to a modest reacceleration in economic growth. The pickup in economic growth is largely the result of increased consumer spending, particularly in the automobile and housing sectors. Excluding automobile sales, third quarter retail sales data have been flat, as gains in personal income and high consumer confidence have not translated into improved sales. The manufacturing sector appears to be recovering, after slumping for much of the year. Industrial production rose modestly in July, followed by a sharp increase in August. Despite the recent increase in economic activity, concerns regarding inflation have largely subsided. Broad price indices such as the Consumer Price Index and Producer Price Index have risen very modestly and labor costs remain under control. The favorable inflation outlook and the continued sluggishness of the economy led the Federal Reserve to cut interest rates 0.25% in early July.

BOND MARKET REVIEW
Since January, the U.S. bond market has posted impressive gains across nearly all fixed income sectors. The rally was sparked, in large part, by the aforementioned economic developments. Investment grade and high yield corporate securities were the best performing sectors. Treasury and mortgage obligations also performed well, though mortgage returns were tempered by higher prepayment activity. Across all major sectors of the U.S. fixed income market, longer duration securities outperformed shorter duration securities as interest rates for all maturities declined. Outside the U.S., emerging market and other foreign debt prices rebounded sharply since March. Positive developments in Mexico and Argentina have helped to restore investor confidence in all emerging markets.

INVESTMENT OUTLOOK
It is our view that U.S. economic growth will reaccelerate modestly in the second half of the year, to an annual growth rate of approximately 2.5%. This projected rate of economic growth should not add significantly to inflationary pressures, allowing the Federal Reserve to cut interest rates again if growth stalls. If our forecast proves correct, the result should be further gains in U.S. bond prices.


1



                                   Alliance Global Dollar Government Fund, Inc.
_______________________________________________________________________________

The outlook for emerging markets has significantly improved from earlier in the year. Mexico and Argentina have both successfully implemented the initial stages of their respective economic recovery plans. Mexico's current account deficit has declined dramatically and inflation and interest rates have fallen after rising earlier in the year. While the Mexican economy is currently in a deep recession, it is our expectation that economic activity will recover as a result of lower interest rates. In Argentina, the current account deficit has improved significantly and inflation remains low. Looking forward, we believe that Argentine President Menem will continue to effectively address the country's economic concerns and maintain its commitment to the currency convertibility system.

Brazil and Poland may offer the best investment opportunities in emerging markets over the next six months. It is our expectation that Brazilian debt will outperform obligations of other Latin American countries as a result of improving economic conditions and a possible debt buy-back program that would help boost bond prices over the near term. Similarly, Polish debt obligations should outperform other non-Latin debt as the country continues its impressive economic growth.

We appreciate your continued interest in Alliance Global Dollar Government Fund and look forward to reporting its progress to you early in 1996.

Sincerely,


John D. Carifa
Chairman


Wayne D. Lyski
President


2



Investment Results                 Alliance Global Dollar Government Fund, Inc.
_______________________________________________________________________________

Average Annual Total Return as of August 31, 1995


CLASS A SHARES
                                   Without         With
                                Sales Charge   Sales Charge
                                ---------------------------
 . One Year                         -1.48%         -5.72%
 . Since Inception*                 -3.45          -6.15
SEC Yield                          10.52%

CLASS B SHARES
                                   Without         With
                                Sales Charge   Sales Charge
                                ---------------------------
 . One Year                         -2.40%         -5.03%
 . Since Inception*                 -4.30          -5.39
SEC Yield                          10.28%

CLASS C SHARES
 . One Year                         -2.36%
 . Since Inception*                 -4.27
SEC Yield                         10.250%


The average annual total returns reflect investment of dividends and/or capital gains distributions in additional shares-with and without the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (3% year 1, 2% year 2, 1% year 3, 0% year 4); Class C shares are not subject to front-end or contingent deferred sales charges. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Yields are for the 30 days ended August 31, 1995.


*  Inception: 2/25/94 for all Classes.


3



Alliance Global Dollar Government Fund, Inc.
Alliance Global Dollar Government Fund
$10,000 Investment Over Life Of Fund:
2/28/94 to 8/31/95

$10,000
$9,000
$8,000
$7,000
$6,000
JPMEMBI:
$9,896

Global Dollar
Government Fund Class A: $9,081

2/28/94  8/31/95

  This chart illustrates the total value of an assumed investment in Alliance Global Dollar Government Fund Class A shares (since inception) after deducting the maximum 4.25% sales charge, and with dividends and capital gains reinvested. Performance for Class B and Class C shares will vary from the results shown above due to differences in expenses charged to those classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

  The J.P. Morgan Emerging Markets Bond Index (JPMEMBI) is an unmanaged index composed of dollar-denominated restructured sovereign bonds; a large percentage of the index is made up of Brady bonds.

  When comparing Alliance Global Dollar Government Fund to the index shown above, you should note that the Fund's performance reflects the maximum sales charge of 4.25% while no such charges are reflected in the performance of the index.


4



Portfolio Of Investments
August 31, 1995                    Alliance Global Dollar Government Fund, Inc.
_______________________________________________________________________________

                                     Principal
                                       Amount
                                        (000)    U.S. $Value
------------------------------------------------------------
SOVEREIGN DEBT OBLIGATIONS-73.1%
COLLATERALIZED BRADY BONDS*-37.3%
ARGENTINA-5.5%
Republic of Argentina
  ParBonds FRN
  5.00%, 3/31/23(a)
  (cost $4,745,255)                   $ 9,750     $4,625,156

BRAZIL-3.5%
Republic of Brazil
  ParBonds Ser. YL4 FRN(a)
  4.25%, 4/15/24
  (cost $3,004,167)                     6,500      2,967,640

ECUADOR-5.9%
Republic of Ecuador
  Discount Bonds FRN
  6.812%, 2/28/25(a)
  (cost $4,841,653)                    10,000      4,950,000

JORDAN-3.8%
Kingdom of Jordan
  Par Bonds VRN
  4.00%, 12/23/23(a)
  (cost $3,453,444)                     7,225      3,143,072

MEXICO-4.7%
United Mexican States
  Euro Par Bonds Ser. B.
  6.25%, 12/31/19(c)
  (cost $3,745,161)                     6,500      3,946,703

NIGERIA-4.2%
Central Bank of Nigeria
  Par Bonds VRN
  6.25%, 11/15/20(a)
  (cost $3,544,437)                     8,000      3,520,000

VENEZUELA-9.7%
Republic of Venezuela
  Series W-A, Par Bonds
  6.75%, 3/31/20
  (cost $8,146,836)                    16,000      8,095,000

Total Collateralized
  Brady Bonds
  (cost $31,480,953)                             $31,247,571

LOAN PARTICIPATIONS & ASSIGNMENTS-6.3%
MOROCCO-4.4%
Kingdom of Morocco
  Loan Participation FRN
  7.375%, 1/01/09(a)
  (cost $4,247,045)                     6,000      3,671,250

RUSSIA-1.9%
Vneshekonombank
  Loan Assignment(b)
  (cost $1,612,500)                     5,000      1,576,563

Total Loan Participations &
  Assignments
  (cost $5,859,545)                                5,247,813

OTHER SOVEREIGN DEBT OBLIGATIONS-29.5%
ARGENTINA-7.3%
Republic of Argentina FRB
  7.313%, 3/31/05(a)
  (cost $6,078,860)                    10,000      6,125,000

BRAZIL-6.3%
Republic of Brazil
  C-Bonds
  8.00%, 4/15/14(d)
  (cost $5,562,056)                    10,706      5,322,775

BULGARIA-4.4%
Bulgaria IAB FRN(a)
  6.75%, 7/28/11
  (cost $2,909,904)                     8,500      3,742,635

ECUADOR-2.5%
Republic of Ecuador
FRN PDI(a)(e)
  7.25%, 2/27/15
  (cost $2,639,468)                     6,762      2,096,294


5



Portfolio Of Investments (continued)
Alliance Global Dollar Government Fund, Inc.
_______________________________________________________________________________

                                     Principal
                                       Amount
                                        (000)    U.S. $Value
------------------------------------------------------------
POLAND-9.0%
Republic of Poland PDI FRN(a)
  3.25%, 10/27/14
  (cost $6,974,297)                   $12,250     $7,503,125
Total Other Sovereign
  Debt Obligations
  (cost $24,164,585)                              24,789,829
Total Sovereign
  Debt Obligations
  (cost $61,505,083)                              61,285,213

CORPORATE DEBT OBLIGATIONS-15.1%
YANKEE obligations-9.3%
Companhia Brasil De
Projertos Oderbrecht
  12.50%, 12/22/97(f)                   2,000      1,985,000
Consorcio Groupo Dina 'G',
  S.A. de C.V.
  10.50%, 11/18/97                      4,000      2,880,000
Metrogas, S.A.
  12.00%, 8/15/00(f)                    3,000      2,958,750
Total Yankee Obligations
  (cost $8,651,966)                                7,823,750

INDUSTRIAL-5.8%
Communications & Power Industry
  12.00%, 8/01/05(f)                    1,840      1,863,000
Ralphs Grocery Co.
  10.45%, 6/15/04                       3,000      2,951,250
Total Industrial
  (cost $4,825,261)                                4,814,250
Total Corporate Debt Obligations
  (cost $13,477,227)                              12,638,000


                                 Shares, Contracts
                                   or Principal
                                      Amount
                                       (000)     U.S.$ Value
------------------------------------------------------------
OTHER SOVEREIGN DEBT RELATED-4.8%
Bayerische Landesbank
  Spread Note
  U.S. Treasury Bond
  6.25%, 8/15/23 vs
  Brazil Par Bond 4.00%, 4/15/24
  9.125%, 9/28/95(g)
  (cost $2,000,000)                   $ 2,000    $ 1,666,100

Morgan Guaranty Trust
  Indexed to Argentina
  Spread Note
  9.00%, 1/19/96(g)
  (cost $1,244,391)                     1,244      1,116,723

Morgan Guaranty Trust
  Indexed to Ivory Coast
  Restructured Loan Assignment
  9.00%, 12/19/95(g)
  (cost $314,548)                         315        303,759

Morgan Guaranty Trust
  Indexed to Russian
  Vneshekonombank
  Loan Assignment
  10.00%, 1/23/96(g)
  (cost $884,730)                         885        938,963

Total Other Sovereign
Debt Related
  (cost $4,443,669)                                4,025,545

PREFERRED STOCK-0.5%
Prime Retail, Inc.
  Series A, 10.50%
  (cost $500,000)                      20,000        382,500

CALL OPTION PURCHASED-0.0%
Republic of Argentina
  Euro Par Bonds FRB
  expiring September 1995
  @ $72.50
  (cost $600)                              60             -0-


6



                                   Alliance Global Dollar Government Fund, Inc.
_______________________________________________________________________________

                                     Contracts   U.S. $Value
------------------------------------------------------------
TOTAL INVESTMENTS-93.5%
  (cost $79,926,579)                             $78,331,258
PUT OPTION WRITTEN-(0.5)%
Republic of Argentina
  Euro Par Bonds FRB
  expiring September 1995
  @ $68.50
  (Premium received $588,600)              60       (431,112)


                                                 U.S. $Value
------------------------------------------------------------
TOTAL INVESTMENTS, NET OF OUTSTANDING
  PUT OPTION WRITTEN-93.0%                       $77,900,146

Other assets less liabilities-7.0%                 5,855,365

NET ASSETS-100%                                  $83,755,511



* Sovereign debt obligations issued as part of debt restructuring that are collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bond.

(a)  Stated interest rate in effect at August 31,1995.

(b)  Non-income producing security.

(c)  Security trades with value recovery rights expiring June 30, 2003.

(d)  Coupon consists of 4.00% cash payment and 4.00% paid-in-kind.

(e)  Coupon consists of 3% cash payment and 4.25% paid in kind.

(f) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 1995 these securities amounted to $6,806,750 representing 8.13% of net assets.

(g) The redemption value of these securities is indexed to the spread between the referenced treasury yield and the referenced emerging market debt yield.

     Glossary of Terms:
     FRB - Floating rate bonds.
     FRN - Floating rate note.
     IAB - Interest arrears bond.
     PDI - Past due Interest.
     VRN - Variable rate notes.

     See notes to financial statements.


7



Statement Of Assets And Liabilities
August 31, 1995                    Alliance Global Dollar Government Fund, Inc.
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $79,926,579)           $78,331,258
  Cash                                                               3,760,283
  Interest receivable                                                2,262,176
  Receivable for investment securities sold                          1,440,208
  Receivable for capital stock sold                                    172,364
  Deferred organizational expense                                      128,577
  Total assets                                                      86,094,866

LIABILITIES
  Outstanding put option written, at value(premium received $588,600)  431,112
  Payable for investment securities purchased                        1,201,250
  Dividends payable                                                    280,014
  Payable for capital stock redeemed                                   125,777
  Distribution fee payable                                              62,880
  Advisory fee payable                                                  52,452
  Accrued expenses                                                     185,870
  Total liabilities                                                  2,339,355

NET ASSETS                                                         $83,755,511

COMPOSITION OF NET ASSETS
  Capital stock, at par                                                $10,441
  Additional paid-in capital                                        93,230,128
  Distributions in excess of net investment income                    (135,637)
  Accumulated net realized loss on investments                      (7,910,992)
  Net unrealized depreciation of investments and other assets       (1,438,429)
                                                                   $83,755,511

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share ($12,020,009/
    1,498,940 shares of capital stock issued and outstanding)            $8.02
  Sales charge-4.25% of public offering price                             0.36
  Maximum offering price                                                 $8.38

  CLASS B SHARES
  Net asset value and offering price per share ($62,405,890/
    7,777,873 shares of capital stock issued and outstanding)            $8.02

  CLASS C SHARES
  Net asset value,redemption and offering price per share ($9,329,612/
    1,163,138 shares of capital stock issued and outstanding)            $8.02


See notes to financial statements.


8



Statement Of Operations
Year Ended August 31, 1995         Alliance Global Dollar Government Fund, Inc.
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                            $9,051,389
  Dividends                                              118,034   $ 9,169,423

EXPENSES
  Advisory fee                                           522,850
  Distribution fee - Class A                              31,261
  Distribution fee - Class B                             501,675
  Distribution fee - Class C                              91,244
  Transfer Agency                                        133,819
  Audit and Legal                                        110,438
  Custodian                                               98,819
  Administrative                                          85,688
  Printing                                                57,197
  Registration                                            49,044
  Amortization of organization expenses                   37,578
  Director's fees                                         26,554
  Miscellaneous                                           19,670
  Total expenses                                                     1,765,837
  Net investment income                                              7,403,586

REALIZED AND UNREALIZED GAIN(LOSS) ON INVESTMENTS
  Net realized loss on security transactions                        (5,559,355)
  Net realized loss on option transactions                            (673,115)
  Net change in unrealized appreciation of:
    Investments                                                     (2,578,379)
    Option and other assets                                            155,873
  Net loss on investments                                           (8,654,976)

NET DECREASE IN NET ASSETS FROM OPERATIONS                         $(1,251,390)


See notes to financial statements.


9



Statement Of Changes
In Net Assets                      Alliance Global Dollar Government Fund, Inc.
_______________________________________________________________________________

                                                      Year Ended  Feb. 25,1994*
                                                       August 31,           to
                                                          1995     Aug. 31,1994
                                                     ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                              $ 7,403,586    $2,071,990
  Net loss on investments                             (6,232,470)   (1,678,522)
  Net change in unrealized appreciation of
    investments and other assets                      (2,422,506)      984,077
  Net increase (decrease) in net assets from
    operations                                        (1,251,390)    1,377,545

DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                           (1,208,666)     (384,490)
    Class B                                           (5,358,271)   (1,353,757)
    Class C                                             (975,155)     (330,874)

CAPITAL STOCK TRANSACTIONS
  Net increase                                        24,118,989    69,021,380
  Total increase                                      15,325,507    68,329,804

NET ASSETS
  Beginning of year                                   68,430,004       100,200
  End of year (including undistributed net
    investment income of $2,869, at August 31,1994)  $83,755,511   $68,430,004


*  Commencement of operations
   See notes to financial statements.


10



Notes To Financial Statements
August 31, 1995                    Alliance Global Dollar Government Fund, Inc.
_______________________________________________________________________________

NOTE A: Significant Accounting Policies
Alliance Global Dollar Government Fund, Inc. (the 'Fund'), organized as a Maryland corporation on December 2, 1993, is registered under the Investment Company Act of 1940 as an open-end, non-diversified management investment company. Prior to the commencement of operations on February 25, 1994, the Fund had no operations other than the sale to Alliance Capital Management L.P. (the 'Adviser') of 10,000 shares of Class A and 10 shares of Class B and Class C shares of common stock for the aggregate amount of $100,200 on January 21, 1994. The Fund offers three classes of shares. Class A shares are sold with a front-end sales charge of up to 4.25%. Class B shares are sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are sold without an initial or contingent deferred sales charge. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan.

1. Security Valuation
Portfolio securities traded on a national securities exchange are valued at the last sales price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Listed securities not traded and securities traded in the over-the-counter market, including listed debt securities whose primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked price provided by the principle market makers. Publicly traded Sovereign Debt Obligations are typically traded internationally on the over-the-counter market. Readily marketable Sovereign Debt Obligations may be valued on the basis of prices provided by a pricing service when such prices are believed by the Adviser to reflect the fair value of such securities. Securities for which market quotations are not readily available and restricted securities which are subject to limitations as to their resale are valued in good faith, at fair value, using methods determined by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value.

2. Organization Expenses
Organization expenses of approximately $184,000 have been deferred and are being amortized on a straight-line basis through February, 1999.

3. Taxes
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Security Transactions
Interest income is accrued daily. Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are purchased or sold. Security gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

5. Dividends and Distributions
Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations.

NOTE B: Advisory and Administrative Fees
Under the terms of an Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. (the 'Adviser') a monthly fee equal to the annualized rate of .75 of 1% of the average adjusted daily net assets of the Fund. Such fee will be accrued daily and paid monthly. The Adviser has agreed, under the terms of the investment advisory agreement, to reimburse the Fund to the extent that the aggregate annual expenses (exclusive of interest, taxes, brokerage, distribution services fees and extraordinary expenses, all to the extent permitted by applicable state law and regulation) exceed the limits


11



Notes To Financial Statements
(continued)                        Alliance Global Dollar Government Fund, Inc.
_______________________________________________________________________________

prescribed by any state in which the Fund's shares are qualified for sale. The Adviser believes that the most restrictive expense ratio limitation imposed by any state is 2.5% of the first $30 million of its average daily net assets, 2% of the next $70 million of its average daily net assets and 1.5% of its average daily net assets in excess of $100 million.

No such reimbursement was required for the year ended August 31, 1995. The Fund has a service agreement with Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) to provide personnel and facilities to perform transfer agency services for the Fund. Compensation under this agreement amounted to $67,699 for the year ended August 31, 1995. Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $11,408 from the sale of Class A shares and $216,845 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B shares for the year ended August 31, 1995.

NOTE C: Distribution Services Agreement
The Fund has adopted a Distribution Services Agreement (the 'Agreement') pursuant to Rule 12b-1 under the Investment Company Act of 1940 for Class A, Class B and Class C shares. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $1,832,927, and $174,111 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D: Investment Transactions
Purchases and sales of investment securities (excluding short-term investments) aggregated $214,462,797 and $228,752,246, respectively, for the year ended August 31, 1995.

At August 31, 1995, the cost of securities for federal income tax purposes was $80,891,326. Accordingly, gross unrealized appreciation of investments was $1,566,481 and gross unrealized depreciation was $3,969,061 resulting in net unrealized depreciation of $2,402,580.

1. Options Transactions
For hedging and investment purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium and the amount paid on effecting a clos-


12



                                   Alliance Global Dollar Government Fund, Inc.
_______________________________________________________________________________

ing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

Transactions in put options written for the year ended August 31, 1995 were as follows:


                                            Number of
                                            Contracts    Premium
                                            ---------  -----------
Options outstanding at beginning of period       -0-   $       -0-
Options written                                 290     1,604,450
Options terminated in closing purchase
  transactions                                 (170)     (904,850)
Options expired                                 (60)     (111,000)
Options outstanding at August 31, 1995           60     $ 588,600


NOTE E: Capital Stock
There are 9,000,000,000 shares of $0.001 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:


                                     SHARES                   AMOUNT
                          -------------------------- --------------------------
                           Year Ended  Feb. 25,1994*  Year Ended  Feb. 25,1994*
                            August 31,          to     August 31,           to
                              1995     Aug. 31,1994       1995     Aug. 31,1994
                          -----------  ------------  ------------  ------------
Class A
Shares sold                  939,599     1,255,865   $ 7,111,993   $11,495,551
Shares issued in
  reinvestment of
  dividends                   87,837        23,857       681,938       208,694
Shares redeemed             (731,811)      (86,407)   (5,661,952)     (766,001)
Net increase                 295,625     1,193,315   $ 2,131,979   $10,938,244

Class B
Shares sold                4,834,175     5,452,348   $38,167,334   $50,206,353
Shares issued in
  reinvestment of
  dividends                  304,146        66,347     2,379,932       578,396
Shares redeemed           (2,504,226)     (374,927)  (18,823,774)   (3,325,848)
Net increase               2,634,095     5,143,768   $21,723,492   $47,458,901

Class C
Shares sold                1,184,103     1,336,256   $ 9,605,468   $12,393,427
Shares issued in
  reinvestment of
  dividends                   70,463        18,446       554,186       160,664
Shares redeemed           (1,229,437)     (216,703)   (9,896,136)   (1,929,856)
Net increase                  25,129     1,137,999   $   263,518   $10,624,235


*  Commencement of operations.


13



Notes To Financial Statements
(continued)                        Alliance Global Dollar Government Fund, Inc.
_______________________________________________________________________________

NOTE F: Concentration of Risk
Investing in securities of foreign companies and foreign governments involves special risks which include revaluation of currency and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the United States government. The Fund invests in the Sovereign Debt Obligations of countries that are considered emerging market countries at the time of purchase. Therefore, the Fund is susceptible to governmental factors and economic and debt restructuring developments adversely affecting the economies of these emerging market countries. In addition, these debt obligations may be less liquid and subject to greater volatility than debt obligations of more developed countries.


14



Financial Highlights               Alliance Global Dollar Government Fund, Inc.
_______________________________________________________________________________

Selected Data For A Share of Capital Stock Outstanding Throughout The Period


                                                             CLASS A
                                                     --------------------------
                                                     Year Ended  Feb. 25, 1994*
                                                     August 31,         to
                                                        1995      Aug. 31,1994
                                                     ----------  --------------
Net asset value, beginning of period                  $  9.14       $ 10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                                     .86           .45
Net realized and unrealized loss on investments         (1.10)         (.86)
Net decrease in net asset value from operations          (.24)         (.41)

LESS: DISTRIBUTIONS
Dividends from net investment income                     (.88)         (.45)
Total dividends                                          (.88)         (.45)
Net asset value, end of period                        $  8.02       $  9.14

TOTAL RETURN
Total investment return based on net asset value (a)    (1.48)%       (3.77)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)             $12,020       $10,995
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements            1.93%          .75%(b)
  Expenses, before waivers and reimbursements            1.93%         1.91%(b)
  Net investment income                                 11.25%         9.82%(b)
Portfolio turnover rate                                   301%          100%


See footnote summary on page 17.


15



Financial Highlights (continued)   Alliance Global Dollar Government Fund, Inc.
_______________________________________________________________________________

Selected Data For A Share of Capital Stock Outstanding Throughout The Period


                                                            CLASS B
                                                     --------------------------
                                                     Year Ended   Feb. 25,1994*
                                                     August 31,        to
                                                        1995      Aug. 31,1994
                                                     ----------  --------------
Net asset value, beginning of period                  $  9.14       $ 10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                                     .80           .42
Net realized and unrealized loss on investments         (1.11)         (.86)
Net decrease in net asset value from operations          (.31)         (.44)

LESS: DISTRIBUTIONS
Dividends from net investment income                     (.81)         (.42)
Total dividends                                          (.81)         (.42)
Net asset value, end of period                        $  8.02       $  9.14

TOTAL RETURN
Total investment return based on net asset value (a)    (2.40)%       (4.17)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)             $62,406       $47,030
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements            2.64%         1.45%(b)
  Expenses, before waivers and reimbursements            2.64%         2.63%(b)
  Net investment income                                 10.52%         9.11%(b)
Portfolio turnover rate                                   301%          100%


See footnote summary on page 17.


16



                                   Alliance Global Dollar Government Fund, Inc.
_______________________________________________________________________________

Selected Data For A Share of Capital Stock Outstanding Throughout The Period


                                                             CLASS C
                                                     --------------------------
                                                     Year Ended   Feb. 25,1994*
                                                     August 31,        to
                                                        1995      Aug. 31,1994
                                                     ----------  --------------
Net asset value, beginning of period                  $  9.14      $  10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income                                     .79           .42
Net realized and unrealized loss on investments         (1.10)         (.86)
Net decrease in net asset value from operations          (.31)         (.44)

LESS: DISTRIBUTIONS
Dividends from net investment income                     (.81)         (.42)
Total dividends                                          (.81)         (.42)
Net asset value, end of period                        $  8.02      $   9.14

TOTAL RETURN
Total investment return based on net asset value (a)    (2.36)%       (4.16)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)             $ 9,330       $10,404
Ratio to average net assets of:
  Expenses, net of waivers and reimbursements            2.63%         1.45%(b)
  Expenses, before waivers and reimbursements            2.63%         2.59%(b)
  Net investment income                                 10.46%         9.05%(b)
Portfolio turnover rate                                   301%          100%


*    Commencement of operations.

(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(b)  Annualized.


17



Report Of Ernst & Young llp
Independent Auditors               Alliance Global Dollar Government Fund, Inc.
_______________________________________________________________________________

To the Shareholders and Board of Directors
Alliance Global Dollar Government Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Alliance GlobalDollar Government Fund, Inc. (the 'Fund'), including the portfolio of investments, as of August 31, 1995, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Global Dollar Government Fund, Inc. at August 31, 1995, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


New York, New York
October 16, 1995


18



                                   Alliance Global Dollar Government Fund, Inc.
_______________________________________________________________________________

BOARD OF DIRECTORS
John D. Carifa, Chairman
Ruth Block (1)
David H. Dievler (1)
John H. Dobkin (1)
William H. Foulk, Jr. (1)
Mr. James M. Hester (1)
Clifford L. Michel (1)
Robert C. White (1)

OFFICERS
Wayne D. Lyski, President
Kathleen A. Corbet, Senior Vice President
Paul J. DeNoon, Vice President
Vicki L. Fuller, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Patrick J. Farrell, Controller

PRINCIPAL UNDERWRITER
Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

CUSTODIAN
The Bank of New York
48 Wall Street
New York, N.Y. 10286

TRANSFER AGENT
Alliance Fund Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520

INDEPENDENT AUDITORS
Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019


(1)  Member of the Audit Committee.


19



Alliance Global Dollar Government Fund, Inc.
1345 Avenue of the Americas
New York, NY  10105
(800) 221-5672

AllianceCapital A
Mutual funds without the Mystery.SM

This report is distributed solely to shareholders of the Fund and is not to be used as sales literature.

R These registered service marks used under license from the owner, Alliance Capital Management L.P.

GDGAR